UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2009
SOLAR POWER, INC.
(Exact name of registrant as specified in its charter)

California	0-50142	20-4956638

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)
1115 Orland Avenue
Roseville, California 95661-5247
(Address and telephone number of principal executive offices) (Zip Code)
(916) 745-0900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2.    Financial Information
Item 2.02     Results of Operations and Financial Condition
On November 9, 2009, Solar Power, Inc. issued a press release announcing its results of operations and financial condition for the three and nine months ended September 30, 2009. The full text of the press release is set forth in Exhibit 99.1 attached to this report.
Section 9.    Financial Statements and Exhibits
Item 9.01     Financial Statements and Exhibits

Exhibit No.	Exhibit Description

99.1	Press release dated November 9, 2009
(Signature Page Immediately Follows)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR POWER, INC a California Corporation
Dated: November 9, 2009	/s/ Alan M. Lefko
Alan M. Lefko,
Vice President Finance